EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Joseph M. Cahill as his true and lawful attorney-in-fact and agent with full and several power of substitution for him and in his name, place, and stead, and in any and all capacities, to sign any and all registration statements relating to shares of common stock of Riggs National Corporation to be issued under the Riggs National Corporation 2002 Long-Term Incentive Plan, and any and all amendments, including pre-effective and post-effective amendments thereto, and any registration statements filed pursuant to General Instruction E to Form S-8 in respect thereof, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing appropriate or necessary to be done as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney in the capacities and on the dates indicated.




/S/ JOE L. ALLBRITTON
------------------------
Joe L. Allbritton           Vice Chairman of the Board




/S/ ROBERT L. SLOAN
------------------------
Robert L. Sloan             Vice Chairman of the Board



/S/ J. CARTER BEESE, JR.
------------------------
J. Carter Beese, Jr.                   Director


/S/ CHARLES A. CAMALIER, III
------------------------
Charles A. Camalier, III               Director


/S/ LAWRENCE I. HEBERT
------------------------
Lawrence I. Hebert                     Director



/S/ STEVEN B. PFEIFFER
------------------------
Steven B. Pfeiffer                     Director



/S/ JACK VALENTI
------------------------
Jack Valenti                           Director



/S/ WILLIAM L. WALTON
------------------------
William L. Walton                      Director



/S/ EDDIE N. WILLIAMS
------------------------
Eddie N. Williams                      Director



Date:   April 17, 2002
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Attest: /s/ MARY B. LEMONT
        ------------------
            Mary B. LeMont
         Corporate Secretary